SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 5, 2004

CELLSTAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22972	75-2479727
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1730 Briercroft Court, Carrollton, Texas 75006

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(972) 466-5000

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	CellStar Corporation Press Release dated April 5, 2004 (furnished pursuant to Item 12).

Item 12. Results of Operations and Financial Condition.

On April 5, 2004, CellStar Corporation issued a press release announcing lower than expected first quarter earnings and scheduling its related earnings release and conference call. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

* * * * *

The information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly incorporated by specific itemized reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CELLSTAR CORPORATION

Date: April 7, 2004	By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Senior Vice President and General Counsel

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EXHIBIT INDEX

Number	Description of Exhibit

99.1	CellStar Corporation Press Release dated April 5, 2004

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